Sculptor Capital Management Reports Third Quarter 2019 Results Dividend of $0.03 per Class A Share NEW YORK, November 7, 2019 - Sculptor Capital Management, Inc. (NYSE: SCU) (the "Company," "Sculptor", or "Sculptor Capital") today reported GAAP net loss attributable to Class A Shareholders of $25.1 million, or $1.20 per basic and diluted Class A Share for the third quarter of 2019. Distributable Earnings(1) were $2.3 million, or $0.04 per Fully Diluted Share, and Adjusted Distributable Earnings(1)(2) were $17.7 million, or $0.32 per Fully Diluted Share, for the third quarter of 2019. A cash dividend of $0.03 per Class A Share was declared for the third quarter of 2019, payable on November 25, 2019, to holders of record as of November 18, 2019. Rob Shafir, Chief Executive Officer of Sculptor Capital, said, "In the third quarter we focused on executing our strategic goals of performance and fundraising. To this end, last month we held a $1.2 billion first close of Sculptor Real Estate Fund IV and a related co-invest vehicle. Additionally, our multi-strategy funds have performed well this year despite a volatile third quarter. We look forward to building on our existing 2019 accomplishments as we close the year." ▪ As of September 30, 2019, assets under management were $32.0 billion, down $1.7 billion in the third quarter largely due to a $1.1 billion reduction resulting from the expiration of the investment period of Sculptor Real Estate Fund III and performance-related depreciation of $483 million ▪ As of November 1, 2019, assets under management were $33.0 billion ▪ Sculptor Real Estate Fund IV held its first close in October adding $1.2 billion to assets under management ▪ Sculptor Master Fund was down 2.8% net for the third quarter of 2019 and up 8.5% net for the first nine months of 2019 ▪ Sculptor Master Fund was up an estimated 1.9% net in October 2019 and up 10.5% net year-to-date through October 31, 2019 ▪ Sculptor Credit Opportunities Master Fund was down 2.2% net for the third quarter of 2019, and up 1.1% net for the first nine months of 2019 CONFERENCE CALL Robert Shafir and Thomas Sipp, Chief Financial Officer, will host a conference call today, November 7, 2019, 8:30 a.m. Eastern Time to discuss the Company's third quarter 2019 results. The call can be accessed by dialing +1-833-224-0545 (in the U.S.) or +1-647-689-4061 (international), passcode 6555905. A simultaneous webcast of the call will be available on the Public Investors page of the Company's website (www.sculptor.com). For those unable to listen to the live broadcast, a webcast replay will also be available on the Company's website. (1) Distributable Earnings, Adjusted Distributable Earnings and Fully Diluted Shares represent non-GAAP financial measures. For additional information about non-GAAP measures, including, where applicable, reconciliations to the most directly comparable financial measures presented in accordance with GAAP, please see "Reconciliation of Non-GAAP Measures to the Respective GAAP Measures (Unaudited)" on pages 20 through 23. (2) Adjusted Distributable Earnings exclude the effects of a legal provision taken in the third quarter of 2019. 1

FORWARD-LOOKING STATEMENTS Please see page 25 of this presentation for disclosures on forward-looking statements contained herein. ABOUT SCULPTOR CAPITAL MANAGEMENT Sculptor Capital Management, Inc. is a leading global alternative asset management firm providing investment products in a range of areas including multi-strategy, credit and real estate. With offices in New York, London, Hong Kong and Shanghai, the Company serves global clients through commingled funds, separate accounts and specialized products. Sculptor Capital’s distinct investment process seeks to generate attractive and consistent risk-adjusted returns across market cycles through a combination of fundamental bottom-up research, a high degree of flexibility, a collaborative team and integrated risk management. The Company’s capabilities span all major geographies, in strategies including fundamental equities, corporate credit, real estate debt and equity, merger arbitrage, structured credit and private investments. As of November 1, 2019, Sculptor Capital had approximately $33.0 billion in assets under management. For more information, please visit the Company's website (www.sculptor.com). Investor Relations Contact Media Relations Contact Elise King Jonathan Gasthalter Sculptor Capital Management Gasthalter & Co. LP +1-212-719-7381 +1-212-257-4170 investorrelations@sculptor.com jg@gasthalter.com 2

Sculptor Capital Management - 3Q 2019 Earnings Presentation November 7, 2019

Sculptor Capital Management - 3Q 2019 Financial Results ▪ GAAP Net Loss for the third quarter of 2019 was $25.1 million, or $1.20 per basic and diluted Class A Share compared to a GAAP Net Loss of $14.5 million, or $0.75 per basic and diluted Class A Share, for the third quarter of 2018 GAAP Results ▪ Management Fees were $63.0 million for the quarter ▪ Incentive Income was $30.4 million for the quarter (2) ▪ Distributable Earnings for the third quarter of 2019 were $2.3 million, or $0.04 per Fully Diluted Share and Adjusted Distributable Earnings were $17.7 million, or Non-GAAP Financial $0.32 per Fully Diluted Share, compared to Adjusted Distributable Earnings loss of $10.9 million, or $0.20 per Fully Diluted Share, for the third quarter of 2018 (1) Measures ▪ Management Fees on an Economic Income basis were $59.2 million for the quarter ▪ Incentive Income on an Economic Income basis was $30.7 million for the quarter Distribution ▪ Cash dividend of $0.03 per Class A Share was declared, payable on November 25, 2019, to holders of record on November 18, 2019 ▪ As of September 30, 2019, assets under management were $32.0 billion, down $1.7 billion in the third quarter due to: – $1.1 billion reduction resulting from the expiration of the investment period of Sculptor Real Estate Fund III – $351 million of net outflows in our multi-strategy funds Assets Under – Performance-related depreciation of $483 million, primarily from our multi-strategy funds Management – Partially offset by $260 million of net inflows in Institutional Credit Strategies driven by closing a CLO and $98 million of net inflows into opportunistic credit funds ▪ As of November 1, 2019, estimated assets under management were $33.0 billion – Driven by the $1.2 billion first close of Sculptor Real Estate Fund IV and a related co-investment vehicle ▪ Master Fund was down 2.8% net for the third quarter of 2019 and up 8.5% net for the first nine months of 2019 Sculptor Master Fund was up an estimated 1.9% net for October 2019 and up 10.5% net year-to-date through October 31, 2019 Performance ▪ ▪ Sculptor Credit Opportunities Master Fund was down 2.2% net for the third quarter of 2019, and up 1.1% net for the first nine months of 2019 The outstanding 2018 term loan facility ("Term Loan") balance was $45.0 million as of November 7, 2019 Other Business Drivers ▪ ▪ Sculptor's African subsidiary accrued a $19.1 million provision in connection with an outstanding restitution claim (1) For information on and reconciliations of the Company's non-GAAP measures to the most directly comparable respective financial measures presented in accordance with GAAP, please see pages 20 through 23. (2) Adjusted Distributable Earnings exclude the effects of a legal provision taken in the third quarter of 2019. 4

3Q 2019 GAAP Financial Highlights

Sculptor CAPITAL MANAGEMENT

(dollars in millions)	3Q '19	2Q '19	3Q '18
Revenues	**$ 98.8**	**$ 103.5**	**$ 93.8**
Management Fees	63.0	61.4	70.7
Incentive Income	30.4	34.8	19.3
Other Revenues	3.6	5.0	3.3
Income of Consolidated Funds	1.8	2.3	0.5
Expenses	**133.4**	**115.7**	**129.7**
Compensation and Benefits	78.3	80.7	74.6
Interest Expense	6.3	6.5	4.8
General, Administrative and Other	48.3	28.4	50.3
Expenses of Consolidated Funds	0.5	0.1	—
Other (Loss) Income	**(2.8)**	**8.3**	**(0.3)**
Income Taxes	(1.4)	10.1	(0.9)
Consolidated and Comprehensive Net Loss	**(36.0)**	**—**	**(35.3)**
Net Loss Attributable to Noncontrolling Interests	11.5	8.0	21.2
Net Income Attributable to Redeemable Noncontrolling Interests	(0.6)	(2.6)	(0.4)
GAAP Net Loss Attributable to Class A Shareholders	**$ (25.1)**	**$ (8.6)**	**$ (14.5)**

Commentary 3Q '19 vs 3Q '18

- Revenues increased period-over-period
  - Higher incentive income primarily from real estate funds and multi-strategy funds
  - Lower management fees from:
    - Lower average assets under management in multi-strategy funds
    - Sculptor Real Estate Fund III's management fee calculation changed from committed to invested capital
    - Partially offset by increases from Institutional Credit Strategies and opportunistic credit funds
- Expenses increased period-over-period
  - Higher equity based compensation driven by the Strategic Actions
  - Higher interest expense
  - Partially offset by lower bonus, salaries and benefits and general, administrative and other expenses
  - $19.1 million litigation provision was accrued in 3Q'19
    - $18.8 million legal settlement accrued in 3Q'18
- Other loss increased period-over-period
  - Losses on investments and losses from consolidated funds
- Income tax expense decreased period-over-period due to lower profitability

Sculptor Capital Management

5

Fund Performance

Sculptor
CAPITAL MANAGEMENT

	Returns Year-to-Date through September 30, 2019		Returns for the Year Ended December 31, 2018		Net Annualized Returns Since Inception Through September 30, 2019	
	Gross	Net	Gross	Net	Gross	Net
Multi-strategy funds						
Sculptor Master Fund(2)	11.3%	8.5%	-0.1%	-1.9%	16.0%	11.2%
Opportunistic credit funds						
Sculptor Credit Opportunities Master Fund	2.3%	1.1%	9.3%	6.5%	14.9%	10.8%

	Total Investments		
	Gross IRR	Net IRR	Gross MOIC
Real estate funds			
Sculptor Real Estate Fund III	30.5%	20.1%	1.6x

Highlights

- Sculptor Master Fund
  - Negative performance in quarter was mainly the result of a handful of negative company-specific developments in larger Fundamental Equity positions
  - Corporate credit was net negative due in part to modest exposure to energy-related companies and idiosyncratic weakness in a small number of positions
  - Several large positions in Merger Arbitrage, Corporate Credit and Convertible and Derivative Arbitrage achieved significant and profitable milestones
- Sculptor Credit Opportunities Master Fund
  - Challenges for a handful of positions have driven near-term underperformance
  - Fund continues to demonstrate strong and differentiated long-term returns

See page 24 of this presentation for important information related to the footnotes referenced on this slide.

Sculptor Capital Management

6

Assets Under Management The change in assets under management reflects reductions from the expiration of the investment period of Sculptor Real Estate Fund III which is substantially offset by the first close of Sculptor Real Estate Fund IV in October. In addition, assets decreased due to depreciation and multi- strategy outflows partially offset by a CLO closing and inflows into opportunistic credit. $34.0 $0.02 $33.7 ($0.1) ($1.2) $33.0 $33.0 $33.0 $32.5 ($0.5) $32.3 $32.0 $32.0 $ in billions $31.0 $30.0 September 30, December 31, March 31, 2019 June 30, 2019 Net Inflows/ Former EMD Distributions / Depreciation September 30, November 1, 2019 2018 2018 (Outflows) Outflows Other Reductions 2019 7

Summary Changes to AUM(1)

Sculptor
CAPITAL MANAGEMENT

Total AUM Rollforward

(dollars in millions)	Multi-strategy funds	Opportunistic credit funds	Institutional Credit Strategies	Real estate funds	Other	Total
June 30, 2019	$ 9,775	$ 6,026	$ 14,719	$ 2,922	$ 218	$ 33,659
Inflows / (Outflows)	(351)	98	260	9	—	16
o/w Former EMD Outflows	*(83)*	*–*	*(3)*	*–*	*–*	*(86)*
Distributions / Other Reductions	(31)	(2)	(20)	(1,146)	(43)	(1,242)
Appreciation / (Depreciation)(2)	(303)	(80)	(95)	(5)	—	(483)
September 30, 2019	**$ 9,090**	**$ 6,042**	**$ 14,864**	**$ 1,780**	**$ 175**	**$ 31,951**

Year-to-Date Total AUM Rollforward

(dollars in millions)	Multi-strategy funds	Opportunistic credit funds	Institutional Credit Strategies	Real estate funds	Other	Total
December 31, 2018	$ 10,421	$ 5,751	$ 13,492	$ 2,577	$ 287	$ 32,528
Inflows / (Outflows)	(2,086)	223	1,734	363	(63)	171
o/w Former EMD Outflows	*(869)*	*(97)*	*(6)*	*–*	*–*	*(972)*
Distributions / Other Reductions	(58)	(34)	(129)	(1,155)	(49)	(1,425)
Appreciation / (Depreciation)(2)	813	102	(233)	(5)	—	677
September 30, 2019	**$ 9,090**	**$ 6,042**	**$ 14,864**	**$ 1,780**	**$ 175**	**$ 31,951**

o/w - of which

(1) Includes amounts invested by the Company, its Executive Managing Directors, employees and certain other related parties for which the Company charged no management fees and received no incentive income for the periods presented. Amounts presented in this table are not the amounts used to calculate management fees and incentive income for the respective periods.

(2) See footnote 14 on page 24 of this presentation for important information.

Sculptor Capital Management

8

Distributable Earnings & Distributions During the distribution holiday the holders of Partner Units will not receive distributions while the public shareholders continue to participate. Distributable Earnings (1) Distributions (2)(3) Public $2.3 million $0.6 million $0.03 per Class A Share 3Q 2019 $0.6 million Partner Units $0.04 per Fully Diluted Share $0 $0.00 per Unit Public $113.1 million $14.9 million $0.72 per Class A Share Year to $14.9 million Date Partner Units $2.05 per Fully Diluted Share $0 $0.00 per Unit (1) Distributable Earnings represents a non-GAAP financial measure. For additional information about non-GAAP measures, including, where applicable, reconciliations to the most directly comparable financial measures presented in accordance with GAAP, please see "Reconciliation of Non-GAAP Measures to the Respective GAAP Measures (Unaudited)" on pages 20 through 23. (2) Distributions related to current period earnings. (3) The Company targets to pay out 20-30% of Distributable Earnings excluding the effects of the TRA amendment. 9

3Q 2019 Economic Income Financial Highlights

Sculptor
CAPITAL MANAGEMENT

Economic Income[1] was $2.9 million for the third quarter of 2019 and Adjusted Distributable Earnings[1][2] were $17.7 million.

(dollars in millions)		3Q '19		2Q '19		3Q '18
Revenues	**$**	**93.5**	**$**	**97.4**	**$**	**89.1**
Management Fees		59.2		57.6		66.5
Incentive Income		30.7		34.8		19.3
Other Revenues		3.6		5.0		3.3
Expenses	**$**	**90.6**	**$**	**65.0**	**$**	**94.8**
Total Compensation and Benefits		46.2		40.3		46.5
Salaries and Benefits		19.6		19.7		22.1
Bonus		26.6		20.6		24.4
General, Administrative and Other		42.3		22.3		43.5
Interest Expense		2.1		2.4		4.8

Adjustments		3Q'19		2Q'19		3Q'18
Legal Settlements and Provisions	$	19.1	$	–	$	18.8
Tax Receivable Agreement and Other Payables[3]		(4.4)		(6.2)		(2.1)

Commentary 3Q '19 vs 3Q '18

- Revenues increased period-over-period
  - Higher incentive fees primarily from real estate funds as a result of higher realizations and higher incentive from multi-strategy funds
  - Lower management fees from multi-strategy funds as a result of lower average assets under management
  - Partially offset by increases in management fees from Institutional Credit Strategies and opportunistic credit
- Expenses decreased period-over-period
  - Lower general, administrative and other expenses
  - Compensation expenses flat
  - Lower interest expenses due to lower average debt balance

(1) Economic Income, Adjusted Distributable Earnings and its components are non-GAAP measures. For more information on and reconciliations of the Company's non-GAAP measures to the most directly comparable respective financial measures presented in accordance with GAAP, please see pages 20 through 23.
(2) Adjusted Distributable Earnings exclude the effects of a legal provision of $19.1 million and a settlement expense of $18.8 million taken in the third quarters of 2019 and 2018, respectively.
(3) Excluding Tax Receivable Agreement Amendment and Tax Effect of Legal Settlements and Provisions

Sculptor Capital Management

10

Accrued but Unrecognized Incentive Income Accrued but unrecognized incentive income associated with longer-term assets decreased by $17.7 million during the quarter primarily driven by recognized incentive income. $300.0 $263.1 $259.9 $275.2 $257.5 ($17.2) $250.0 ($0.5) $105.4 $100.9 $99.6 $101.4 $200.0 $150.0 $ in millions $258.0 $257.5 $100.0 $158.5 $158.1 $152.9 $149.1 $50.0 $4.1 $7.4 $11.3 $7.0 $— December 31, 2018 March 31, 2019 June 30, 2019 3Q Recognized Incentive Income 3Q Performance September 30, 2019 Multi-strategy funds Opportunistic credit funds Real estate funds Change 11

Balance Sheet Highlights 3Q 2019 Commentary ▪ At quarter end, total cash, cash equivalents and long-term U.S. government obligations were $389 million ▪ Subsequent to the quarter end, we paid down the Term Loan by $5.0 million resulting in an outstanding balance of $45.0 million ▪ We will continue to strengthen our balance sheet by using a majority of our earnings, after public shareholder dividends, to pay down our existing Term Loan followed by the new Preferred Units and Debt Securities created as part of the strategic actions we mentioned on last quarter's call (dollars in millions) 3Q '19 2Q '19 3Q '18 Cash, Cash Equivalents and Longer-Term U.S. Government Obligations(1)(2) $ 389 $ 342 $ 482 Investments in Funds, Excluding Employee-Related Investments(2) 29 29 30 Investments in CLOs, net of Financing(2) 23 27 26 Term Loan(3) (50) (55) (200) Debt Securities(3) (200) (200) — Preferred Units(3) (200) (200) (400) ▪ Option to repay Debt Securities at 5% discount if done so within nine months of repayment of Preferred Units ▪ Option to repay Preferred Units at 25% discount until March 31, 2021 and 10% discount April 1, 2021 through March 31, 2022 (1) These balances include committed cash. (2) These items are non-GAAP measures. For information on and reconciliations of the Company's non-GAAP measures to the most directly comparable respective financial measures presented in accordance with GAAP, please see pages 20 through 23. (3) Represents principal outstanding of the debt obligations and par value of Preferred Units. 12

Appendix, Reconciliations and Disclosures 13

Fund Information

Sculptor CAPITAL MANAGEMENT

(dollars in thousands)	Assets Under Management as of September 30, 2019	2018	Returns[1] for the Nine Months Ended September 30, 2019 Gross	2019 Net	2018 Gross	2018 Net	Annualized Returns Since Inception Through September 30, 2019 Gross	Net
Multi-Strategy Funds								
Sculptor Master Fund[2]	$ 8,320,734	$ 10,349,934	11.3 %	8.5 %	6.0 %	4.0 %	16.0 %	11.2 %
Sculptor Enhanced Master Fund	624,312	695,283	16.7 %	13.3 %	7.5 %	5.0 %	13.1 %	8.8 %
Other Funds	144,846	420,587	n/m	n/m	n/m	n/m	n/m	n/m
	9,089,892	**11,465,804**						
Credit								
Opportunistic Credit Funds:								
Sculptor Credit Opportunities Master Fund	1,658,348	1,771,095	2.3 %	1.1 %	12.4 %	8.8 %	14.9 %	10.8 %
Customized Credit Focused Platform	3,220,292	3,148,603	5.4 %	3.9 %	11.5 %	8.6 %	17.0 %	12.8 %
Closed-End Opportunistic Credit Funds	548,312	224,609	See page 15 for information on the Company's closed-end opportunistic credit funds.					
Other Funds	615,148	451,930	n/m	n/m	n/m	n/m	n/m	n/m
	6,042,100	**5,596,237**						
Institutional Credit Strategies	14,863,791	13,071,915	See page 16 for information on the Company's Institutional Credit Strategies					
	20,905,891	**18,668,152**						
Real estate funds	**1,779,757**	**2,499,642**	See page 17 for information on the Company's real estate funds.					
Other	**175,187**	**360,991**	n/m	n/m	n/m	n/m	n/m	n/m
Total	**$ 31,950,727**	**$ 32,994,589**						

n/m - not meaningful

See page 24 of this presentation for important information related to the footnotes referenced on this slide.

Sculptor Capital Management

14

Fund Information (cont.) Closed-end Opportunistic Credit Funds Assets Under Inception to Date as of September 30, 2019 Management as of September 30, IRR Total Total Invested Gross (dollars in thousands) 2019 2018 Commitments Capital(3) Gross(4) Net(5) MOIC(6) Closed-end Opportunistic Credit Funds (Investment Period) Sculptor European Credit Opportunities Fund (2012-2015)(7) $ — $ 43,486 $ 459,600 $ 305,487 15.7% 11.8% 1.5x Sculptor Structured Products Domestic Fund II (2011-2014)(7) 60,682 83,149 326,850 326,850 19.7% 15.6% 2.1x Sculptor Structured Products Offshore Fund II (2011-2014)(7) 64,896 85,664 304,531 304,531 17.2% 13.5% 1.9x Sculptor Structured Products Offshore Fund I (2010-2013)(7) 4,573 6,366 155,098 155,098 23.9% 19.1% 2.1x Sculptor Structured Products Domestic Fund I (2010-2013)(7) 4,230 5,764 99,986 99,986 22.7% 18.1% 2.0x Other Funds 413,931 180 414,750 413,930 n/m n/m n/m $ 548,312 $ 224,609 $ 1,760,815 $ 1,605,882 n/m - not meaningful See page 24 of this presentation for important information related to the footnotes referenced on this slide. 15

Fund Information (cont.) Institutional Credit Strategies Assets Under Management as of September 30, Most Recent Closing (dollars in thousands) or Refinancing Year Deal Size 2019 2018 CLOs 2016 $ 1,062,500 $ 1,000,855 $ 1,003,367 2017 3,708,340 3,475,032 3,509,852 2018 7,994,693 7,541,649 7,179,101 2019 1,804,761 1,728,651 463,032 14,570,294 13,746,187 12,155,352 Aircraft 2018 696,000 497,611 680,231 2019 589,000 543,505 — Other Funds n/a n/a 76,488 236,332 $ 15,855,294 $ 14,863,791 $ 13,071,915 16

Fund Information (cont.)
Real Estate Funds

Sculptor
CAPITAL MANAGEMENT

(dollars in thousands)	Assets Under Management as of September 30, 2019	2018	Inception to Date as of September 30, 2019 — Total Investments: Total Commitments	Invested Capital[9]	Total Value[10]	Gross IRR[11]	Net IRR[5]	Gross MOIC[12]	Realized/Partially Realized Investments[8]: Invested Capital	Total Value	Gross IRR[11]	Gross MOIC[12]
Real Estate Funds (Investment Period)												
Sculptor Real Estate Fund I (2005-2010)[7]	$ 13,578	$ 13,578	$ 408,081	$ 386,298	$ 846,278	25.5 %	16.1 %	2.2x	$ 386,298	$ 846,278	25.5 %	2.2x
Sculptor Real Estate Fund II (2011-2014)[7]	63,011	103,553	839,508	762,588	1,541,278	33.0 %	21.7 %	2.0x	762,588	1,541,278	33.0 %	2.0x
Sculptor Real Estate Fund III (2014-2019)[7]	530,996	1,458,089	1,500,000	1,006,086	1,623,208	30.5 %	20.1 %	1.6x	556,815	1,027,555	37.3 %	1.8x
Sculptor Real Estate Credit Fund I (2015-2020)[13]	730,365	697,696	736,225	280,785	322,506	n/m	n/m	n/m	87,921	113,908	n/m	n/m
Other Funds	441,807	226,726	736,222	404,100	498,260	n/m	n/m	n/m	59,193	103,935	n/m	n/m
	$ 1,779,757	$ 2,499,642	$ 4,220,036	$2,839,857	$ 4,831,530				$ 1,852,815	$ 3,632,954		

	Unrealized Investments as of September 30, 2019: Invested Capital	Total Value	Gross MOIC[12]
Real Estate Funds (Investment Period)			
Sculptor Real Estate Fund I (2005-2010)[7]	$ —	$ —	—
Sculptor Real Estate Fund II (2011-2014)[7]	—	—	—
Sculptor Real Estate Fund III (2014-2019)[7]	449,271	595,653	1.3x
Sculptor Real Estate Credit Fund I (2015-2020)[13]	192,864	208,598	n/m
Other Funds	344,907	394,325	n/m
	$ 987,042	$ 1,198,576	

n/m - not meaningful

See page 24 of this presentation for important information related to the footnotes referenced on this slide.

Sculptor Capital Management

17

GAAP Consolidated Statement of Comprehensive Income (Loss) - Unaudited Three Months Ended September 30, Nine Months Ended September 30, (dollars in thousands, except per share amounts) 2019 2018 2019 2018 Revenues Management Fees $ 62,956 $ 70,675 $ 187,979 $ 213,718 Incentive Income 30,423 19,303 118,378 104,793 Other Revenues 3,646 3,342 12,458 11,751 Income of Consolidated Funds 1,820 507 6,732 1,741 Total Revenues 98,845 93,827 325,547 332,003 Expenses Compensation and Benefits 78,343 74,635 244,767 218,061 Interest Expense 6,323 4,820 19,054 18,923 General, Administrative and Other 48,272 50,289 114,487 136,648 Expenses of Consolidated Funds 507 (5) 646 103 Total Expenses 133,445 129,739 378,954 373,735 Other (Loss) Income Changes in Tax Receivable Agreement Liability — — 5,362 — Net Losses on Early Retirement of Debt (218) — (6,271) (14,303) Net (Losses) Gains on Investments (2,169) (541) 3,668 (1,014) Net (Losses) Gains of Consolidated Funds (460) 290 3,768 756 Total Other (Loss) Income (2,847) (251) 6,527 (14,561) Loss Before Income Taxes (37,447) (36,163) (46,880) (56,293) Income Taxes (1,446) (860) 12,074 (372) Consolidated and Comprehensive Net Loss (36,001) (35,303) (58,954) (55,921) Less: Net Loss Attributable to Noncontrolling Interests 11,435 21,140 26,653 33,945 Less: Net Income Attributable to Redeemable Noncontrolling Interests (574) (374) (8,745) (1,327) Net Loss Attributable to Sculptor Capital Management, Inc. (25,140) (14,537) (41,046) (23,303) Less: Change in Redemption Value of Preferred Units — — 44,364 — Net (Loss) Income Attributable to Class A Shareholders $ (25,140) $ (14,537) $ 3,318 $ (23,303) (Loss) Earnings per Class A Share (Loss) Earnings per Class A Share - basic $ (1.20) $ (0.75) $ 0.16 $ (1.21) (Loss) Earnings per Class A Share - diluted $ (1.20) $ (0.75) $ 0.12 $ (1.21) Weighted-Average Class A Shares Outstanding - Basic 20,907,021 19,265,777 20,703,211 19,248,528 Weighted-Average Class A Shares Outstanding - Diluted 20,907,021 19,265,777 28,165,978 19,248,528 18

GAAP Consolidated Balance Sheet - Unaudited (dollars in thousands) September 30, 2019 December 31, 2018 Assets Cash and cash equivalents $ 126,814 $ 315,809 Restricted cash 4,954 8,075 Investments (includes assets measured at fair value of $438,720 and $361,378, including assets sold under agreements to repurchase of $95,782 and $62,186 as of September 30, 2019, and December 31, 2018, respectively) 497,548 389,897 Income and fees receivable 34,812 82,843 Due from related parties 21,715 20,754 Deferred income tax assets 328,789 355,025 Operating lease assets 118,411 — Other assets, net 79,958 82,403 Assets of consolidated funds: Investments of consolidated funds, at fair value — 171,495 Other assets of consolidated funds 649 21,090 Total Assets $ 1,213,650 $ 1,447,391 Liabilities and Shareholders' Equity (Deficit) Liabilities Compensation payable $ 63,537 $ 105,036 Unearned incentive income 63,391 61,397 Due to related parties 211,361 281,821 Operating lease liabilities 130,294 — Debt obligations 284,700 289,987 Securites sold under agreements to repurchase 94,745 62,801 Other liabilities 58,857 63,603 Liabilities of consolidated funds: Other liabilities of consolidated funds 388 14,541 Total Liabilities $ 907,273 $ 879,186 Redeemable Noncontrolling Interests 150,000 577,660 Shareholders' Equity (Deficit) Class A Shares, $0.01 and no par value, 100,000,000 and 100,000,000 shares authorized, 20,749,306 and 19,905,126 shares issued and outstanding as of September 30, 2019 and December 31, 2018, respectively 207 — Class B Shares, $0.01 and no par value, 75,000,000 and 75,000,000 shares authorized, 29,208,952 and 29,458,948 shares issued and outstanding as of September 30, 2019 and December 31, 2018, respectively 292 — Additional paid-in capital 100,416 3,135,841 Accumulated deficit (390,458) (3,564,727) Shareholders' deficit attributable to Class A Shareholders (289,543) (428,886) Shareholders' equity attributable to noncontrolling interests 445,920 419,431 Total Shareholders' Equity (Deficit) 156,377 (9,455) Total Liabilities, Redeemable Noncontrolling Interests and Shareholders' Equity (Deficit) $ 1,213,650 $ 1,447,391 19

Reconciliation of Non-GAAP Measures to the Respective GAAP Measures - Unaudited

Sculptor CAPITAL MANAGEMENT

(dollars in thousands, except per share amounts)	3Q '19 QTD	2Q '19 QTD	3Q '18 QTD	3Q '19 YTD	3Q '18 YTD
Net (Loss) Income Attributable to Class A Shareholders—GAAP	**$ (25,140)**	**$ (8,625)**	**$ (14,537)**	**$ 3,318**	**$ (23,303)**
Change in redemption value of Preferred Units	—	—	—	(44,364)	—
Net Loss Allocated to Sculptor Capital Management, Inc.—GAAP	**(25,140)**	**(8,625)**	**(14,537)**	**(41,046)**	**(23,303)**
Net loss allocated to Group A Units	(11,625)	(8,148)	(21,798)	(27,142)	(35,343)
Equity-based compensation, net of RSUs settled in cash	31,952	37,095	22,311	106,270	67,572
Adjustment to recognize deferred cash compensation in the period of grant	2,264	2,017	791	6,849	15,548
Recapitalization-related non-cash interest expense accretion	4,249	4,104	—	10,664	—
Income taxes	(1,446)	10,134	(860)	12,074	(372)
Net losses on early retirement of debt	218	595	—	6,271	14,303
Adjustment for expenses related to compensation and profit-sharing arrangements based on fund investment performance	(2,055)	1,282	4,229	1,604	4,622
Changes in tax receivable agreement liability	—	(5,362)	—	(5,362)	—
Depreciation, amortization and net gains and losses on fixed assets	2,166	2,364	2,543	6,941	7,709
Other adjustments	2,348	(3,044)	1,564	(4,003)	4,443
Economic Income—Non-GAAP	**$ 2,931**	**$32,412**	**$ (5,757)**	**$ 73,120**	**$ 55,179**
Tax Receivable Agreement and Other Payables—Non-GAAP[1]	(592)	48,294	586	39,958	(7,962)
Distributable Earnings—Non-GAAP	**$ 2,339**	**$ 80,706**	**$ (5,171)**	**$ 113,078**	**$ 47,217**
Weighted-Average Class A Shares Outstanding	20,907,021	20,722,510	19,265,777	20,703,211	19,248,528
Weighted-Average Partner Units	29,495,817	29,561,324	29,816,247	29,556,287	30,719,075
Weighted-Average Class A Restricted Share Units (RSUs)	4,903,263	4,882,433	5,476,058	4,798,393	4,620,073
Weighted-Average Fully Diluted Shares	**55,306,101**	**55,166,267**	**54,558,082**	**55,057,891**	**54,587,676**
Distributable Earnings Per Fully Diluted Share—Non-GAAP	**$ 0.04**	**$ 1.46**	**$ (0.09)**	**$ 2.05**	**$ 0.86**
Economic Income—Non-GAAP	2,931	32,412	(5,757)	73,120	55,179
Legal Settlements and Provisions[2]	19,100	—	18,750	19,100	31,750
Economic Income Excluding Legal Settlements and Provisions Expense—Non-GAAP	22,031	32,412	12,993	92,220	86,929
Tax Receivable Agreement and Other Payables Excluding Tax Receivable Agreement Amendment and Tax Effect of Legal Settlements and Provisions—Non-GAAP	(4,378)	(6,159)	(2,119)	(18,281)	(12,491)
Adjusted Distributable Earnings—Non-GAAP	**$ 17,653**	**$ 26,253**	**$ 10,874**	**$ 73,939**	**$ 74,438**
Adjusted Distributable Earnings per Fully Diluted Share—Non-GAAP	**$ 0.32**	**$ 0.48**	**$ 0.20**	**$ 1.34**	**$ 1.35**

(1) Presents an estimate of payments under the tax receivable agreement and income taxes related to the earnings for the periods presented assuming that all earnings of the Sculptor Operating Group are allocable to Sculptor Capital Management, Inc.
(2) Adjustment to exclude a $19.1 million accrual taken by Oz Africa Management GP, LLC in connection with an outstanding restitution claim in the third quarter of 2019. Amounts in the prior year periods relate to the settlement of a shareholder lawsuit.

Sculptor Capital Management

20

Reconciliation of Non-GAAP Measures to the Respective GAAP Measures - Unaudited (cont.)

Sculptor CAPITAL MANAGEMENT

(dollars in thousands)	3Q '19 QTD	2Q '19 QTD	3Q '18 QTD	3Q '19 YTD	3Q '18 YTD
Management Fees	$ 62,956	$ 61,400	$ 70,675	$ 187,979	$ 213,718
Adjustment to Management Fees[1]	(3,793)	(3,765)	(4,222)	(11,166)	(13,440)
Management Fees-Economic Income Basis—Non-GAAP	**59,163**	**57,635**	**66,453**	**176,813**	**200,278**
Incentive Income	30,423	34,757	19,303	118,378	104,793
Adjustment to Incentive Income[2]	259	—	—	259	—
Incentive Income-Economic Income Basis—Non-GAAP	**30,682**	**34,757**	**19,303**	**118,637**	**104,793**
Other Revenues	3,646	5,043	3,342	12,458	11,751
Adjustment to Other Revenues[3]	—	—	—	—	(39)
Other Revenues-Economic Income Basis—Non-GAAP	**3,646**	**5,043**	**3,342**	**12,458**	**11,712**
Total Revenues-Economic Income Basis—Non-GAAP	**$ 93,491**	**$ 97,435**	**$ 89,098**	**$ 307,908**	**$ 316,783**
Compensation and Benefits	78,343	80,709	74,635	244,767	218,061
Adjustment to Compensation and Benefits[4]	(32,162)	(40,393)	(28,116)	(114,724)	(90,801)
Compensation and Benefits-Economic Income Basis—Non-GAAP	**$ 46,181**	**$ 40,316**	**$ 46,519**	**$ 130,043**	**$ 127,260**
Interest Expense	6,323	6,523	4,820	19,054	18,923
Adjustment to Interest Expense[5]	(4,249)	(4,104)	—	(10,664)	—
Interes Expense-Economic Income Basis —Non-GAAP	**$ 2,074**	**$ 2,419**	**$ 4,820**	**$ 8,390**	**$ 18,923**
General, Administrative and Other Expenses	48,272	28,427	50,289	114,487	136,648
Adjustment to General, Administrative and Other Expenses[6]	(5,964)	(6,137)	(6,771)	(18,127)	(21,212)
General, Administrative and Other Expenses-Economic Income Basis—Non-GAAP	42,308	22,290	43,518	96,360	115,436
Legal Settlements and Provisions[7]	(19,100)	—	(18,750)	(19,100)	(31,750)
General, Administrative and Other Expenses Excluding Legal Settlements and Provisions-Economic Income Basis—Non-GAAP	**$ 23,208**	**$ 22,290**	**$ 24,768**	**$ 77,260**	**$ 83,686**
Net Loss Attributable to Noncontrolling Interests—GAAP	(11,435)	(7,984)	(21,140)	(26,653)	(33,945)
Adjustment to Net Loss Attributable to Noncontrolling Interests[8]	11,432	7,982	21,138	26,648	$ 33,930
Net Loss Attributable to Noncontrolling Interests-Economic Income Basis—Non-GAAP	**$ (3)**	**$ (2)**	**$ (2)**	**$ (5)**	**$ (15)**

See page 23 of this presentation for important information related to the footnotes referenced on this slide.

Sculptor Capital Management

21

Reconciliation of Non-GAAP Measures to the Respective GAAP Measures - Unaudited (cont.) (dollars in thousands) 3Q '19 2Q '19 3Q '18 Cash and cash equivalents $ 126,814 $ 174,743 $ 195,041 Long-Term U.S. Government Obligations 261,981 167,698 287,164 Cash, Cash Equivalents and Long-Term U.S. Government Obligations $ 388,795 $ 342,441 $ 482,205 Investments in CLOs 176,739 181,547 165,795 Financing Related to Investments in CLOs(9) (153,616) (154,353) (139,595) Investments in CLOs, net of Financing $ 23,123 $ 27,194 $ 26,200 Investments in Funds 58,828 55,838 32,251 Investments in Funds Eliminated in Consolidation(10) — 3,696 20,856 Less: Investments Related to Employees(11) (29,730) (30,640) (23,569) Investments in Funds, Excluding Investments Related to Employees $ 29,098 $ 28,894 $ 29,538 See page 23 of this presentation for important information related to the footnotes referenced on this slide. 22

Footnotes to Non-GAAP Reconciliations Footnotes to Reconciliations (1) Adjustment to present management fees net of recurring placement and related service fees, as management considers these fees a reduction in management fees, not an expense. The impact of eliminations related to the consolidated funds is also removed. (2) Adjustment to exclude the impact of eliminations related to the consolidated funds. (3) Adjustment to exclude gains on fixed assets. (4) Adjustment to exclude equity-based compensation, as management does not consider these non-cash expenses to be reflective of the operating performance of the Company. However, the fair value of RSUs that are settled in cash to employees or executive managing directors is included as an expense at the time of settlement. In addition, expenses related to incentive income profit-sharing arrangements are generally recognized at the same time the related incentive income revenue is recognized, as management reviews the total compensation expense related to these arrangements in relation to any incentive income earned by the relevant fund. Further, deferred cash compensation is expensed in full in the year granted for Economic Income, rather than over the service period for GAAP. Distributions to the Group D Units are also excluded, as management reviews operating performance at the Sculptor Operating Group level, where substantially all of the Company's operations are performed, prior to making any income allocations. (5) Adjustment to exclude non-cash interest, expense accretion on Debt Securities issued in exchange for Preferred Units in connection with the Recapitalization. Upon exchange, Debt Securities were recognized at fair value and are being accreted to par value over time through interest expense for GAAP; however, management does not consider this interest accretion to be reflective of the operating performance of the Company. (6) Adjustment to exclude depreciation, amortization and losses on fixed assets, as management does not consider these items to be reflective of the operating performance of the Company. Additionally, recurring placement and related service fees are excluded, as management considers these fees a reduction in management fees, not an expense. (7) Adjustment to exclude a $19.1 million accrual taken by Oz Africa Management GP, LLC in connection with an outstanding restitution claim accrued in the third quarter of 2019. Amounts in the prior year periods relate to the settlement of a shareholder lawsuit. (8) Adjustment to exclude amounts attributable to the executive managing directors on their interests in the Sculptor Operating Group, as management reviews the operating performance of the Company at the Sculptor Operating Group level. The Company conducts substantially all of its activities through the Sculptor Operating Group. (9) Adjustment to reduce the investments in CLOs by related financing, including CLO investments loans and securities sold under agreements to repurchase. (10) Adjustment to add back investments in funds that are eliminated in consolidation. (11) Adjustment to exclude investments in funds made on behalf of certain employees and executive managing directors, including deferred compensation arrangements. Non-GAAP Financial Measures Distributable Earnings is a measure of operating performance that equals Economic Income less amounts related to the tax receivable agreement and other payables. Adjusted Distributable Earnings exclude the effects of the tax receivable agreement amendment recorded in the second quarter of 2019 and legal settlements and provision expense recorded in the third quarter of 2019 and the second and third quarters of 2018. Economic Income and certain balance sheet measures presented on page 12 exclude the adjustments described above that are required for presentation of the Company's results and financial positions on a GAAP basis. These measures are non-GAAP measures and should not be considered as alternatives to the Company's GAAP Net income or cash flow from operations, or as indicative of liquidity or the cash available to fund operations. You are encouraged to evaluate each of these adjustments and the reasons the Company considers them appropriate for supplemental analysis. In evaluating the Company's non- GAAP measures, you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the adjustments in such presentations. The Company's non-GAAP measures may not be comparable to similarly titled measures used by other companies. These measures are presented to provide a more comparable view of the Company's core operating results year-over-year and the Company believes that providing these measures on a supplemental basis to the Company's GAAP results is helpful to shareholders in assessing the overall performance of the Company's business. For purposes of calculating Distributable Earnings per Share, the Company assumes that all the interests held by its current and former executive managing directors in the Sculptor Operating Group (collectively, "Partner Units"), as well as Class A Restricted Share Units ("RSUs"), have been converted on a one-to-one basis into Class A Shares ("Fully Diluted Shares"). As of September 30, 2019, there were 3,410,000 Group P Units outstanding and 1,000,000 performance-based restricted share units ("PSUs"). Group P Units and PSUs do not participate in the economics of the Company until certain service and market-performance conditions are met; therefore, the Company will not include the Group P Units or PSUs in Fully Diluted Shares until such conditions are met. As of September 30, 2019, the service and market-performance conditions had not yet been met. Management uses Distributable Earnings and Economic Income, among other financial information, as the basis on which it evaluates the financial performance of the Company and makes resource allocation and other operating decisions, as well as to determine the earnings available to distribute as dividends to holders of the Company's Class A Shares and to the Company's executive managing directors. Management considers it important that investors review the same operating information that it uses. 23

Fund Information – Footnotes Fund Information - Footnotes (1) The return information reflected in these tables represents, where applicable, the composite performance of all feeder funds that comprise each of the master funds presented. Gross return information is generally calculated using the total return of all feeder funds, net of all fees and expenses except management fees and incentive income of such feeder funds and master funds and the returns of each feeder fund include the reinvestment of all dividends and other income. Net return information is generally calculated as the gross returns less management fees and incentive income (except incentive income on unrealized gains attributable to investments in certain funds that the Company, as investment manager, determines lack a readily ascertainable fair value, are illiquid or should be held until the resolution of a special event or circumstance ("Special Investments") that could reduce returns on these investments at the time of realization). Return information also includes realized and unrealized gains and losses attributable to Special Investments and initial public offering investments that are not allocated to all investors in the feeder funds. Investors that were not allocated Special Investments and/or initial public offering investments may experience materially different returns. The performance calculation for the Sculptor Master Fund excludes realized and unrealized gains and losses attributable to currency hedging specific to certain investors investing in Sculptor Master Fund in currencies other than the U.S. Dollar. (2) The annualized returns since inception are those of the Sculptor Multi-Strategy Composite, which represents the composite performance of all accounts that were managed in accordance with the Company's broad multi-strategy mandate that were not subject to portfolio investment restrictions or other factors that limited the Company's investment discretion since inception on April 1, 1994. Performance is calculated using the total return of all such accounts net of all investment fees and expenses of such accounts, except incentive income on unrealized gains attributable to Special Investments that could reduce returns in these investments at the time of realization, and the returns include the reinvestment of all dividends and other income. For the period from April 1, 1994 through December 31, 1997, the returns are gross of certain overhead expenses that were reimbursed by the accounts. Such reimbursement arrangements were terminated at the inception of the Sculptor Master Fund on January 1, 1998. The size of the accounts comprising the composite during the time period shown vary materially. Such differences impacted the Company's investment decisions and the diversity of the investment strategies followed. Furthermore, the composition of the investment strategies the Company follows is subject to its discretion, has varied materially since inception and is expected to vary materially in the future. As of September 30, 2019, the gross and net annualized returns since the Sculptor Master Fund's inception on January 1, 1998 were 12.5% and 8.4%, respectively. (3) Represents funded capital commitments net of recallable distribution to investors. (4) Gross internal rate of return ("IRR") for the Company's closed-end opportunistic credit funds represents the estimated, unaudited, annualized return based on the timing of cash inflows and outflows for the fund as of September 30, 2019, including the fair value of unrealized investments as of such date, together with any appreciation or depreciation from related hedging activity. Gross IRR does not include the effects of management fees or incentive income, which would reduce the return, and includes the reinvestment of all fund income. (5) Net IRR is calculated as described in footnotes (4) and (11), but is reduced by all management fees and for the real estate funds other fund-level fees and expenses not adjusted for in the calculation of gross IRR. Net IRR is further reduced by accrued and paid incentive income, which will be payable upon the distribution of each fund's capital in accordance with the terms of the relevant fund. Accrued incentive income may be higher or lower at such time. The net IRR represents a composite rate of return for a fund and does not reflect the net IRR specific to any individual investor. (6) Gross multiple of invested capital ("MOIC") for the Company's closed-end opportunistic credit funds is calculated by dividing the sum of the net asset value of the fund, accrued incentive income, life-to-date incentive income and management fees paid and any non-recallable distributions made from the fund by the invested capital. (7) These funds have concluded their investment periods, and therefore the Company expects assets under management for these funds to decrease as investments are sold and the related proceeds are distributed to the investors in these funds. (8) An investment is considered partially realized when the total amount of proceeds received, including dividends, interest or other distributions of income and return of capital, represents at least 50% of invested capital. (9) Invested capital represents total aggregate contributions made for investments by the fund. (10) Total value represents the sum of realized distributions and the fair value of unrealized and partially realized investments as of September 30, 2019. Total value will be impacted (either positively or negatively) by future economic and other factors. Accordingly the total value ultimately realized will likely be higher or lower than the amounts presented as of September 30, 2019. (11) Gross IRR for the Company's real estate funds represents the estimated, unaudited, annualized return based on the timing of cash inflows and outflows for the aggregated investments as of September 30, 2019, including the fair value of unrealized and partially realized investments as of such date, together with any unrealized appreciation or depreciation from related hedging activity. Gross IRR is not adjusted for estimated management fees, incentive income or other fees or expenses to be paid by the fund, which would reduce the return. (12) Gross MOIC for the Company's real estate funds is calculated by dividing the value of a fund's investments by the invested capital, prior to adjustments for incentive income, management fees or other expenses to be paid by the fund. (13) This fund has invested less than half of its committed capital; therefore, IRR and MOIC information is not presented, as it is not meaningful. (14) Appreciation (depreciation) reflects the aggregate net capital appreciation (depreciation) for the entire period and is presented on a total return basis, net of all fees and expenses (except incentive income on Special Investments), and includes the reinvestment of all dividends and other income. Management fees and incentive income vary by product. Appreciation/(depreciation) within Institutional Credit Strategies includes the effects of changes in the par value of the underlying collateral of the CLOs, foreign currency translation changes in the measurement of assets under management of our European CLOs and changes in the portfolio appraisal values for aircraft securitizations. 24

Forward-Looking Statements This press release and earnings presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect the Company's current views with respect to, among other things, future events, its operations and its financial performance. The Company generally identifies forward-looking statements by terminology such as "outlook," "believe," "expect," "potential," "continue," "may," "will," "should," "could," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "opportunity," "comfortable," "assume," "remain," "maintain," "sustain," "achieve," "see," "think," "position" or the negative version of those words or other comparable words. Any forward-looking statements contained in this press release are based upon historical information and on the Company's current plans, estimates and expectations. The inclusion of this or other forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. The Company cautions that forward-looking statements are subject to numerous assumptions, estimates, risks and uncertainties, including but not limited to the following: global economic, business, market and geopolitical conditions; U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight, fiscal and tax policy; the outcome of third-party litigation involving the Company; the consequences of the Foreign Corrupt Practices Act settlements with the SEC and the U.S. Department of Justice and any claims arising therefrom; whether the Company realizes all or any of the anticipated benefits from the Recapitalization and other related transactions; whether the Recapitalization and other related transactions result in any increased or unforeseen costs, indemnifications obligations or have an impact on the Company's ability to retain existing fund investor capital; the Company's ability to successfully compete for fund investors, assets, professional talent and investment opportunities; the Company's ability to retain its active executive managing directors, managing directors and other investment professionals; the Company's successful formulation and execution of its business and growth strategies; the Company's ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to its business; and assumptions relating to the Company's operations, investment performance, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions or estimates prove to be incorrect, its actual results may vary materially from those indicated in these statements. These factors are not and should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the SEC, including but not limited to the Company’s annual report on Form 10-K for the year ended December 31, 2018, dated March 15, 2019, as well as may be updated from time to time in the Company’s other SEC filings. There may be additional risks, uncertainties and factors that the Company does not currently view as material or that are not known. The forward-looking statements contained in this press release are made only as of the date of this press release. The Company does not undertake to update any forward-looking statement because of new information, future developments or otherwise. This press release does not constitute an offer of any Sculptor Capital fund. The Company files annual, quarterly and current reports, proxy statements and other information required by the Exchange Act of 1934, as amended, with the SEC. The Company makes available free of charge on its website (www.sculptor.com) its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and any amendment to those filings as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The Company also uses its website to distribute company information, and such information may be deemed material. Accordingly, investors should monitor the Company's website, in addition to its press releases, SEC filings and public conference calls and webcast. 25